AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
       INVESTMENT ADVISORY AGREEMENT made as of the 1st day of November, 2004 by and between the registered investment companies, including any portfolio/series thereof, as set forth on Schedule A (each, a “Fund” and collectively, the “Funds”) as may be amended from time to time, and Morgan Stanley Investment Advisors Inc., a Delaware corporation (hereinafter called the “Investment Adviser”):
       WHEREAS, each Fund is engaged in business as an open-end management investment company or as a closed-end management investment company, as identified as such on Schedule A, and is registered as such under the Investment Company Act of 1940, as amended (the “Act”); and
       WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and
       WHEREAS, each Fund entered into an Investment Management Agreement to provide management and investment advisory services with the Investment Adviser, or its predecessor as the case may be, effective as of the date set forth in Schedule A (the “Current Investment Management Agreements”); and
       WHEREAS, as of May 1, 2004, the Current Investment Management Agreements were amended and restated to combine the Current Investment Management Agreements into a single Amended and Restated Investment Management Agreement (the “Amended and Restated Investment Management Agreement”) to reflect the current parties to such agreements and to make other ministerial changes designed to facilitate the administration of the Amended and Restated Investment Management Agreement; and
       WHEREAS, each Fund desires to retain the Investment Adviser to render investment advisory services in the manner and on the terms and conditions hereinafter set forth; and
       WHEREAS, the Investment Adviser desires to be retained to perform said services on said terms and conditions; and
       WHEREAS, each Fund and the Investment Adviser desires to provide for the administrative and other management services that the Investment Adviser provided under the Amended and Restated Investment Management Agreement in a separate Administration Agreement (the “Administration Agreement”) to be entered into by each Fund with Morgan Stanley Services Company Inc.; and
       WHEREAS, this Agreement further amends and restates the Amended and Restated Investment Management Agreement to remove the provisions relating to the administrative and other management services, and to reduce the fees payable by the Funds hereunder but otherwise reflects the current parties to the Amended and Restated Investment Management Agreement (and Annexes 1, 2 and 3 will be amended, if necessary, to add a Fund when such Fund is first included in Schedule A);
W I T N E S S E T H
       In consideration of the mutual covenants and agreements of the parties hereto as hereinafter contained, each Fund and the Investment Adviser agree as follows:
       1. Each Fund hereby retains the Investment Adviser to act as investment adviser of such Fund and, subject to the supervision of the Trustees/Directors, to supervise the investment activities of such Fund as hereinafter set forth.  Without limiting the generality of the foregoing, the Investment Adviser shall obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of each Fund in a manner consistent with the investment objectives and policies of a Fund; shall determine the securities to be purchased, sold or otherwise disposed of by a Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of a Fund, as the Investment Adviser shall deem necessary or appropriate.  The Investment Adviser shall also furnish to or place at the disposal of each Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as each Fund may, from time to time, reasonably request.
       2. In connection with those Funds identified in Annex 1 to this Agreement and as permitted in their respective Current Investment Management Agreements, and in connection with all Funds added to Schedule A after the date hereof, the Investment Adviser may, subject to the approval of the Board of Trustees/Directors (and in the case of the Morgan Stanley European Growth Fund Inc., Morgan Stanley International SmallCap Fund, Morgan Stanley Japan Fund, Morgan Stanley Pacific Growth Fund Inc. and Morgan Stanley Variable Investment Series (on behalf of its European Growth Portfolio) shall) at its own expense, enter into a Sub-Advisory Agreement with a Sub-Advisor to make determinations as to certain or all of the securities and commodities to be purchased, sold or otherwise disposed of by such Funds and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of such Funds as the Sub-Advisor, in consultation with the Investment Adviser, shall deem necessary or appropriate; provided that the Investment Adviser shall be responsible for monitoring compliance by such Sub-Advisor with the investment policies and restrictions of such Funds and with such other limitations or directions as the Trustees/Directors of the Fund may from time to time prescribe.
       3. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Adviser may desire.
       4. Each Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements and other information relating to the business and affairs of such Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.
       5. The Investment Adviser shall bear the cost of rendering the investment advisory and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Funds who are also directors, officers or employees of the Investment Adviser.
       6. Except as otherwise provided in the Administration Agreement, each Fund assumes and shall pay or cause to be paid all other expenses of such Fund, including without limitation: fees and expenses payable under the Administration Agreement, the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities and commodities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the cost and expense of engraving or printing share certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees'/Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees/Directors or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption (and in the case of the closed-end funds, any dividend or distribution program), whether in shares or in cash; charges and expenses of any outside pricing service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees/Directors of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Adviser, and of independent accountants in connection with any matter relating to the Fund; membership dues of the Investment Company Institute (and in the case of the closed-end funds, other appropriate industry associations); interest payable on Fund borrowings; (and in the case of the closed-end funds, fees and expenses incident to the listing of the funds' shares on any stock exchange); postage; insurance premiums on property or personnel (including officers and Trustees/Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation.
       7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Adviser, each Fund shall pay to the Investment Adviser monthly compensation determined by applying the annual rates to the Fund's daily net assets (weekly net assets with respect to each closed-end fund) as set forth in Schedule A, provided, however, that in no event will the sum of the fee payable hereunder by each Fund to the Investment Adviser hereunder and the fee payable by that Fund under the Administration Agreement, as that agreement may be amended from time to time, exceed the fee payable by the Fund under the Amended and Restated Investment Management Agreement.  For the purposes of calculating the advisory fee hereunder and the administrative fee under the Administration Agreement for the closed-end funds referenced on Annex 2 the liquidation preference of any Preferred Shares issued by each of such Funds will not be deducted from the Fund's total assets.  Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly.  Such calculations shall be made by applying 1/365ths of the annual rates to each Fund's net assets each day determined as of the close of business on that day or the last previous business day.
       In connection with the closed-end funds identified on Schedule A, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rates to the average weekly net assets of the Fund determined as of the close of the last business day of each week, except for such closed-end funds as may be specified in Schedule A.  At the request of the Investment Adviser, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis.
       If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth in Schedule A.  Subject to the provisions of paragraph 8 hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computation contemplated by paragraph 8 hereof.
       8. This section is applicable only to those Funds listed on Annex 3 and subject to any fund specific requirements set forth in Annex 3.  In the event the operating expenses of those Funds identified in Annex 3 to this Agreement, including amounts payable to the Investment Adviser pursuant to paragraph 7 hereof and the amounts payable by the Funds under the Administration Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to a Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Adviser shall reduce its advisory fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse a Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by a Fund.  Such reduction, if any, shall be computed and accrued daily (and in the case of the closed-end funds, weekly), shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to a Fund as at the end of the last business day of the month.  Should two or more such expense limitations be applicable as at the end of the last business day of the month, (and in the case of the closed-end funds, as at the end of the last full week of the month) that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.
       9. The Investment Adviser will use its best efforts in the supervision and management of the investment activities of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser shall not be liable to a Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by a Fund or its investors.
       10. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting.  Nothing in this Agreement shall limit or restrict the right of any trustee/director, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.
       11. This Agreement shall continue in effect with respect to each Fund for a period of up to one year from the effective date hereof (except with respect to any Fund added to Schedule A of this Agreement after the date hereof, for an initial period of two years from the date that such Fund is added) and thereafter provided such continuance is approved at least annually by the vote of holders of a majority (as defined in the Act) of the outstanding voting securities of each Fund (if applicable, Common Shares and Preferred Shares voting together as a single class) or by the Board of Trustees/Directors of such Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees/Directors of such Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) each Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Adviser, either by majority vote of the Board of Trustees/Directors of such Fund or by the vote of a majority of the outstanding voting securities of such Fund (if applicable, Common Shares and Preferred Shares voting together as a single class); (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Adviser may terminate this Agreement without payment of penalty on thirty days' written notice to such Fund.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.
       Any approval of this Agreement by the holders of a majority of the outstanding voting securities of any portfolio/series of a Fund shall be effective to continue this Agreement with respect to such portfolio/series notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio/series or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Fund of which it is a portfolio/series unless such approval shall be required by any other applicable law or otherwise.
       12. This Agreement may be amended by the parties without the vote or consent of shareholders of a Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Funds nor the Investment Adviser shall be liable for failing to do so.
       13. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act.  To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.
       14. The Declaration of Trust, together with all amendments thereto establishing each Fund identified in Schedule A as a Massachusetts business trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of such Funds refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of such Funds shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of such Funds, but the Trust Estate only shall be liable.
       15. The Investment Adviser and each Fund agree that the name Morgan Stanley is a property right of the Investment Adviser or its parent.  Each Fund agrees and consents that (i) it will only use the name Morgan Stanley as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the Name for any purpose, (iii) the Investment Adviser or its parent, or any corporate affiliate of the Investment Adviser's parent, may use or grant to others the right to use the name Morgan Stanley, or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser's parent, each Fund will take such action as may be required to provide its consent to the use name Morgan Stanley, or any combination or abbreviation thereof, by the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser's parent, or by any person to whom the Investment Adviser or its then current parent or a corporate affiliate of the Investment Adviser's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which a corporate affiliate of the Investment Adviser's parent and each Fund may enter, or upon termination of affiliation of the Investment Adviser with its parent, each Fund shall, upon request of the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser's parent, cease to use the Name as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, trustees/directors and shareholders to take any and all actions which the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser's parent, may request to effect the foregoing and to reconvey to the Investment Adviser's parent any and all rights to such name.

       IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, on November 1, 2004, in New York, New York.

ON BEHALF OF EACH FUND AS SET FORTH IN SCHEDULE A

By:    Joseph C. Benedetti

/s/ Joseph C. Benedetti

Attest:

/s/ Daniel E. Burton

MORGAN STANLEY INVESTMENT ADVISORS INC.

By:    Ronald E. Robison

   /s/   Ronald E. Robison

Attest:

/s/ Rosemarie Costagliola

SCHEDULE A
As of June 1, 2005

       All of the Funds referenced below are organized as Massachusetts business trusts unless otherwise indicated.
I. OPEN-END FUNDS:  Monthly Compensation calculated daily by applying the following annual rates to a fund's daily net assets:

FIXED INCOME FUNDS
EFFECTIVE DATE OF AGREEMENT AND
ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004
INVESTMENT ADVISORY FEE
Morgan Stanley California Tax- Free Income Fund
05/31/97, as amended on 04/30/98
0.47% of the portion of the daily net assets not exceeding $500 million; 0.445% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.42% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion;  and  0.395% of the portion of the daily net assets exceeding $1 billion.
Morgan Stanley Convertible Securities Trust
05/31/97
0.52% of the portion of the daily net assets not exceeding $750 million; 0.47% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.42% of the portion of the daily net assets of the exceeding $1 billion but not exceeding $1.5 billion; 0.395% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.37% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.345% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley Federal Securities Trust
05/31/97, as amended on 04/30/98
0.47% of the portion of the daily net assets not exceeding $1 billion; 0.445% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.395% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.37% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.345% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.32% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.295% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.27% of the portion of the daily net assets exceeding $12.5 billion.
Morgan Stanley Flexible Income Trust
05/31/97, as amended on 04/30/98
0.32% of the daily net assets.
Morgan Stanley High Yield Securities Inc. (Maryland corporation)
05/31/97
0.42% of the portion of the daily net assets not exceeding $500 million; 0.345% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley Limited Duration Fund
05/31/97, as amended on 04/30/98, 05/01/04
0.52% of the portion of the daily net assets not exceeding $1 billion ; 0.47% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.42% of the portion of the daily net assets exceeding $2 billion.
Morgan Stanley Limited Duration U.S. Treasury Trust
05/31/97, as amended on 04/30/98
0.27% of the daily net assets not exceeding $1 billion; and 0.25% of the portion of the daily net assets exceeding $1 billion.
Morgan Stanley Limited Term Municipal Trust
05/31/97, as amended on 04/30/98
0.42% of the daily net assets.
Morgan Stanley New York Tax- Free Income Fund
05/31/97, as amended on 04/30/98
0.47% of the portion of the daily net assets not exceeding $500 million; and 0.445% of the portion of the daily net assets exceeding $500 million.
Morgan Stanley Quality Income Trust
05/31/97, as amended on 04/30/98
0.42% of the portion of the daily net assets not exceeding $500 million; 0.35% of the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% of the portion of the daily net assets exceeding $1.25 billion.
Morgan Stanley Select Dimensions Investment Series—
 - Flexible Income Portfolio
05/31/97, as amended on 04/30/98
0.32% of the daily net assets.
Morgan Stanley Tax-Exempt Securities Trust
05/31/97, as amended on 04/30/98, 05/01/02
0.42% of the portion of the daily net assets not exceeding $500 million; 0.345% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; 0.245% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $2.5 billion; and  0.22% of the portion of the daily net assets exceeding $2.5 billion.
Morgan Stanley U.S. Government Securities Trust
05/31/97, as amended on 04/30/98
0.42% of the portion of the daily net assets not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.37% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% of the portion of the daily net assets exceeding $12.5 billion.
Morgan Stanley Variable Investment Series--

 - High Yield Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.42% of the portion of the daily net assets not exceeding $500 million; 0.345% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% of the portion of the daily net assets exceeding $3 billion.
 - Limited Duration Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.30% of the daily net assets.
 - Quality Income Plus Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.42% of the portion of the daily net assets not exceeding $500 million; 0.35% of the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% of the portion of the daily net assets exceeding $1.25 billion.
EQUITY, BALANCED AND ASSET ALLOCATION FUNDS
EFFECTIVE DATE OF AGREEMENT AND
ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004
INVESTMENT ADVISORY FEE
Morgan Stanley Aggressive Equity Fund
12/02/98
0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley Allocator Fund
12/12/02
0.67% of the daily net assets.
Morgan Stanley American Opportunities Fund
05/31/97
0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% of the portion of the daily net assets exceeding $4.5 billion.
Morgan Stanley Balanced Growth Fund
05/31/97, as amended on 04/30/98, 05/01/99
0.52% of the portion of the daily net assets not exceeding $500 million; and 0.495% of the portion of the daily net assets exceeding $500 million.
Morgan Stanley Balanced Income Fund
05/31/97, as amended on 04/30/98
0.52% of the portion of the daily net assets not exceeding $500 million; and 0.495% of the portion of the daily net assets exceeding $500 million.
Morgan Stanley Biotechnology Fund
05/13/02
0.92% of the daily net assets. The Investment Adviser has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in this Agreement and the Administration Agreement with the Fund until such time as the Fund attains $50 million of net assets or until April 30, 2006, whichever occurs first.
Morgan Stanley Capital Opportunities Trust
06/28/99
0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley Developing Growth Securities Trust
05/31/97, as amended on 04/30/98
0.42% of the portion of the daily net assets not exceeding $500 million; and 0.395% of the portion of the daily net assets exceeding $500 million.
Morgan Stanley Dividend Growth Securities Inc.
(Maryland corporation)
05/31/97, as amended on 04/30/98
0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.37% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.345% of the portion of the daily net assets exceeding $3 billion but not exceeding $4 billion; 0.32% of the portion of the daily net assets exceeding $4 billion but not exceeding $5 billion; 0.295% of the portion of the daily net assets exceeding $5 billion but not exceeding $6 billion; 0.27% of the portion of the daily net assets exceeding $6 billion but not exceeding $8 billion; 0.245% of the portion exceeding $8 billion but not exceeding $10 billion; 0.22% of the portion of the daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.195% of the portion of the daily net assets exceeding $15 billion.
Morgan Stanley Equally-Weighted S&P 500 Fund
05/31/97, as amended on 05/01/98
0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.
Morgan Stanley European Equity Fund Inc.
(Maryland corporation)
05/31/97, as amended on 04/30/98, 12/01/98, 05/01/00
0.87% of the portion of the daily net assets not exceeding $500 million; 0.82% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley Financial Services Trust
05/31/97, as amended on 04/30/98, 05/01/99, 05/01/01
0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.62% of the portion of the daily net assets exceeding $1.0 billion.
Morgan Stanley Fundamental Value Fund
08/19/02
0.67% of the portion of the daily net assets not exceeding $500 million;  and  0.62% of the portion of the daily net assets exceeding $500 million.
Morgan Stanley Global Advantage Fund
11/06/97, as amended on 05/01/98
0.57% of the portion of the daily net assets not exceeding $1.5 billion; and 0.545% of the portion of the daily net assets exceeding $1.5 billion.
Morgan Stanley Global Dividend Growth Securities
05/31/97, as amended on 05/01/98
0.67% of the portion of the daily net assets not exceeding $1 billion; 0.645% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.545% of the portion of the daily net assets exceeding $4.5 billion.
Morgan Stanley Global Utilities Fund
05/31/97, as amended on 04/30/98, 05/01/99, 05/01/01
0.57% of the portion of the daily net assets not exceeding $500 million; 0.545% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.52% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.495% of the portion of the daily net assets exceeding $1.5 billion.
Morgan Stanley Growth Fund
03/02/98
0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley Health Sciences Trust
05/31/97, as amended on 04/30/98, 05/01/01
0.92% of the portion of the daily net assets not exceeding $500 million; 0.87% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.845% of the portion of the daily net assets exceeding $1 billion.
Morgan Stanley Income Builder Fund
05/31/97, as amended on 05/01/98
0.67% of the portion of the daily net assets not exceeding $500 million; and 0.645% of the portion of the daily net assets exceeding $500 million.
Morgan Stanley Information Fund
05/31/97, as amended on 04/30/98, 05/01/00
0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $3 billion; and 0.62% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley International Fund
05/04/99, as amended on 05/01/01
0.65% of the portion of the daily net assets not exceeding $1 billion; and 0.60% of the portion of the daily net assets exceeding $1 billion.
Morgan Stanley International SmallCap Fund
05/31/97, as amended on 12/01/97, 04/30/98
0.95% of the portion of the daily net assets not exceeding $1.5 billion; and  0.90% of the portion of the daily net assets exceeding $1.5 billion.
Morgan Stanley International Value Equity Fund
02/14/01
0.80% of the daily net assets.
Morgan Stanley Japan Fund
05/31/97, as amended on 04/30/98, 10/01/98
0.87% of the daily net assets.
Morgan Stanley KLD Social Index Fund
05/21/01, as amended on 05/01/04
0.12% of the daily net assets.
The Investment Adviser has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in this Agreement and the Administration Agreement until April 30, 2006 or until such time as the Fund has $50 million of net assets, whichever occurs first.
Thereafter, the Investment Adviser has agreed to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving its fees under this Agreement and the Administration Agreement to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Fund, which may reduce the fees under this Agreement and the Administration Agreement below 0.20% of the Fund's average daily net assets.
Morgan Stanley Mid-Cap Value Fund
05/16/01
0.72% of the portion of daily net assets not exceeding $1 billion; and 0.65% of the portion of daily net assets exceeding $1 billion.
Morgan Stanley Multi-Asset Class Fund
 - Domestic Portfolio
07/28/97, as amended on 04/30/98
None
Morgan Stanley Nasdaq-100 Index Fund
05/17/01, as amended on 05/01/04
0.12% of the daily net assets.
The Investment Adviser has agreed to cap the Fund’s operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s “other expenses” and/or waiving its fees under this Agreement and the Administration Agreement to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Fund, which may reduce the fees under this Agreement and the Administration Agreement below 0.20% of the Fund’s average daily net assets.
Morgan Stanley Natural Resource Development Securities Inc.
05/31/97, as amended on 04/30/98
0.545% of the portion of the daily net assets not exceeding $250 million; and 0.42% of the portion of the daily net assets exceeding $250 million.
Morgan Stanley Pacific Growth Fund Inc.
 (Maryland corporation)
05/31/97, as amended on 04/30/98, 11/01/98
0.87% of the portion of the daily net assets not exceeding $1 billion; 0.82% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.77% of the portion of the daily net assets exceeding $2 billion.
Morgan Stanley Real Estate Fund
02/09/99
0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.
Morgan Stanley Select Dimensions Investment Series-

 - American Opportunities Portfolio
05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00
0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion, 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% of the portion of the daily net assets exceeding $4.5 billion.
 - Balanced Growth Portfolio
05/31/97, as amended on 03/02/98, 05/01/98, 05/10/00
0.52% of the portion of the daily net assets not exceeding $500 million; and 0.495% of the portion of the daily net assets exceeding $500 million.
 - Capital Opportunities Portfolio
05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00
0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of the daily net assets exceeding $3 billion.
 - Developing Growth Portfolio
05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00
0.42% of the portion of the daily net assets not exceeding $500 million; and 0.395% of the portion of the daily net assets exceeding $500 million.
 - Dividend Growth Portfolio
05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00
0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of the daily net assets exceeding $2 billion.
 - Equally Weighted S&P 500 Portfolio
05/31/97, as amended on 04/30/98
0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.
 - Global Equity Portfolio
05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00
0.92% of the daily net assets.
 - Growth Portfolio
05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00
0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.
 - Utilities Portfolio
05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00
0.57% of the portion of the daily net assets not exceeding $500 million; 0.47% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of the daily net assets exceeding $5 billion.
Morgan Stanley S&P 500 Index Fund
07/28/97, as amended on 04/30/98, 05/01/99, 05/01/04
0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.
The Investment Adviser has agreed to cap the Fund’s operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s “other expenses” and/or waiving its fees under this Agreement and the Administration Agreement to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Fund, which may reduce the fees under this Agreement and the Administration Agreement below 0.20% of the Fund’s average daily net assets.
Morgan Stanley Small-Mid Special Value Fund
04/04/02
0.67% of the daily net assets.
Morgan Stanley Special Growth Fund
06/28/99, as amended on 05/01/00
0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.80% of the portion of the daily net assets exceeding $1.5 billion.
Morgan Stanley Special Value Fund
05/31/97, as amended on 04/30/98, 05/01/99 05/01/02
0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% of the portion of the daily net assets exceeding $1 billion.
Morgan Stanley Strategist Fund
05/31/97, as amended on 05/01/98, 05/01/00
0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion.
Morgan Stanley Total Market Index Fund
07/21/ 99, as amended on 05/01/04,
0.12% of the portion of  the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.
The Investment Adviser has agreed to cap the Fund’s operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s “other expenses” and/or waiving its fees under this Agreement and the Administration Agreement to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Fund, which may reduce the fees under this Agreement and the Administration Agreement below 0.20% of the Fund’s average daily net assets.
Morgan Stanley Total Return Trust
06/28/99, as amended on 05/01/00, 05/01/01
0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% of the portion of the daily net assets exceeding $1 billion.
Morgan Stanley Utilities Fund
05/31/97, as amended on 04/30/98
0.57% of the portion of the daily net assets not exceeding $500 million; 0.47% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of the daily net assets exceeding $5 billion.
Morgan Stanley Value Fund
07/22/98, as amended on 05/01/02, 05/01/04
0.42% of the portion of daily net assets not exceeding $1 billion; 0.37% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.32% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.27% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley Variable Investment Series-

 - Aggressive Equity Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of the daily net assets exceeding $3 billion.
 - Dividend Growth Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of the daily net assets exceeding $2 billion.
 - Equity Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.42% of the portion of the daily net assets not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of the daily net assets exceeding $2 billion.
 - European Equity Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.87% of the portion of daily net assets not exceeding $500 million; 0.82% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% of the portion of the daily net assets exceeding $3 billion.
 - Global Advantage Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.57% of the portion of the daily net assets not exceeding $1.5 billion; and 0.545% of the portion of the daily net assets exceeding $1.5 billion.
 - Global Dividend Growth Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.67% of the portion of the daily net assets not exceeding $1 billion; 0.645% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.545% of the portion of the daily net assets exceeding $4.5 billion.
 - Income Builder Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.67% of the portion of the daily net assets not exceeding $500 million; and 0.645% of the portion of the daily net assets exceeding $500 million.
 - Information Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $3 billion; and 0.62% of the portion of the daily net assets exceeding $3 billion.
 - S&P 500 Index Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00, 05/01/04
0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.
The Investment Adviser has agreed to cap the Portfolio’s operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio’s “other expenses” and/or waiving its fees under this Agreement and the Administration Agreement to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Portfolio, which may reduce the fees under this Agreement and the Administration Agreement below 0.20% of the Portfolio’s average daily net assets.
 - Strategist Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion.
 - Utilities Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.57% of the portion of the daily net assets not exceeding $500 million; 0.47% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of the daily net assets exceeding $5 billion.
MONEY MARKET FUNDS

Active Assets California Tax-Free Trust
05/31/97, as amended on 04/30/98
0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion
Active Assets Government Securities Trust
05/31/97, as amended on 04/30/98
0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion.
Active Assets Institutional Government Securities Trust
03/08/02
0.10% of the daily net assets.
On an ongoing basis, the Investment Adviser has agreed under this Agreement with the Fund to assume Fund operating expenses (except for brokerage fees) to the extent that such operating expenses exceed on an annualized basis 0.20% of the average daily net assets of the Fund. This may reduce the fees under this Agreement and the Administration Agreement below 0.15% for the Fund.

MONEY MARKET FUNDS
EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS
INVESTMENT ADVISORY FEE
Active Assets Institutional Money Trust
01/06/00
0.10% of the daily net assets.
On an ongoing basis, the Investment Adviser has agreed under this Agreement with the Fund to assume Fund operating expenses (except for brokerage fees) to the extent that such operating expenses exceed on an annualized basis 0.20% of the average daily net assets of the Fund. This may reduce the fees under this Agreement and the Administration Agreement below 0.15% for the Fund.
Active Assets Money Trust
05/31/97, as amended on 04/30/98, 05/01/99, 05/01/01, 05/01/02
0.45% of the portion of the daily net assets not exceeding $250 million; 0.375% of the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% of the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% of the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% of the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% of the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% of the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.196% of the portion of the daily net assets exceeding $30 billion.
Active Assets Tax-Free Trust
05/31/97, as amended on 04/30/98
0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.20% of the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; and 0.199% of the portion of daily net assets exceeding $15 billion.
Morgan Stanley California Tax- Free Daily Income Trust
05/31/97, as amended on 04/30/98
0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley Liquid Asset Fund Inc.
(Maryland Corporation)
05/31/97, as amended on 04/30/98, 05/01/01, 05/01/02
0.45% of the portion of the daily net assets not exceeding $250 million; 0.375% of the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% of the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% of the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% of the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% of the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% of the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.196% of the portion of the daily net assets exceeding $30 billion.
Morgan Stanley New York Municipal Money Market Trust
05/31/97, as amended on 04/30/98
0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley Select Dimensions Investment Series-
 - Money Market Portfolio
05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00
0.45% of the portion of  the daily net assets not exceeding $250 million; 0.375% of the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% of the portion of the daily net assets exceeding $1.5 billion.
Morgan Stanley Tax-Free Daily Income Trust
05/31/97, as amended on 04/30/98
0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.20% of the portion of daily net assets exceeding $3 billion but not exceeding $15 billion; and 0.199% of the portion of the daily net assets exceeding $15 billion.
Morgan Stanley U.S. Government Money Market Trust
05/31/97, as amended on 04/30/98
0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley Variable Investment Series-
 - Money Market Portfolio
05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00
0.45% of the portion of the daily net assets not exceeding $250 million; 0.375% of the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% of the portion of the daily net assets exceeding $1.5 billion.

II. CLOSED-END FUNDS:  Monthly compensation calculated weekly by applying the following annual Rates to a fund's weekly net assets (except as indicated):

Morgan Stanley California Insured Municipal Income Trust
05/31/97
0.27% of the average weekly net assets.
Morgan Stanley California Quality Municipal Securities
05/31/97
0.27% of the average weekly net assets.
Morgan Stanley Government Income Trust
05/31/97
0.52% of the average weekly net assets.
Morgan Stanley Income Securities Inc. (Maryland corporation)
05/31/97
0.42% of the portion of average weekly net assets not exceeding $500 million; and 0.35% of the portion of average weekly net assets exceeding $500 million.
Morgan Stanley Insured California Municipal Securities
05/31/97
0.27% of the average weekly net assets.
Morgan Stanley Insured Municipal Bond Trust
05/31/97
0.27% of the average weekly net assets.
Morgan Stanley Insured Municipal Income Trust
05/31/97
0.27% of the average weekly net assets.
Morgan Stanley Insured Municipal Securities
05/31/97
0.27% of the average weekly net assets.
Morgan Stanley Insured Municipal Trust
05/31/97
0.27% of the average weekly net assets.
Morgan Stanley New York Quality Municipal Securities
05/31/97
0.27% of the average weekly net assets.
Morgan Stanley Quality Municipal Securities
05/31/97
0.27% of the average weekly net assets.
Morgan Stanley Quality Municipal Income Trust
05/31/97
0.27% of the average weekly net assets.
Morgan Stanley Quality Municipal Investment Trust
05/31/97
0.27% of the average weekly net assets.

Annex 1

List of Funds for which the Current Investment Management Agreement specifies Section 2 is applicable:

Morgan Stanley Allocator Fund

Morgan Stanley Biotechnology Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Fundamental Value Fund

Morgan Stanley Growth Fund

Morgan Stanley International Fund

Morgan Stanley International Value Equity Fund

Morgan Stanley KLD Social Index Fund

Morgan Stanley Mid-Cap Value Fund

Morgan Stanley Nasdaq-100 Index Fund

Morgan Stanley Select Dimensions Investment Series

Morgan Stanley Small-Mid Special Value Fund

Morgan Stanley Special Growth Fund

Morgan Stanley Total Return Trust

Annex 2

List of Closed-End Funds for which the liquidation preference of any Preferred Shares issued by such Fund will not be deducted from the Fund's total assets for purposes of calculating the advisory fee under this Agreement and administrative fee under the Administration Agreement:

Morgan Stanley California Insured Municipal Income Trust

Morgan Stanley California Quality Municipal Securities

Morgan Stanley Insured Municipal Bond Trust

Morgan Stanley Insured Municipal Income Trust

Morgan Stanley Insured Municipal Trust

Morgan Stanley New York Quality Municipal Securities

Morgan Stanley Quality Municipal Income Trust

Morgan Stanley Quality Municipal Investment Trust

Morgan Stanley Quality Municipal Securities

Annex  3

List of Funds for which the Current Investment Management Agreement specifies that Section 8 is applicable and any Fund-specific operating expense limitation:

Active Assets California Tax-Free Trust

Active Assets Government Securities Trust

Active Assets Money Trust

Active Assets Tax-Free Trust

Morgan Stanley American Opportunities Fund

Morgan Stanley Balanced Growth Fund

Morgan Stanley California Tax-Free Daily Income Trust

Morgan Stanley California Tax-Free Income Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Convertible Securities Trust

Morgan Stanley Developing Growth Securities Trust

Morgan Stanley Dividend Growth Securities Inc.

Morgan Stanley Equally-Weighted S&P 500 Market Series

Morgan Stanley European Equity Fund Inc.

Morgan Stanley Federal Securities Trust

Morgan Stanley Global Dividend Growth Securities

Morgan Stanley Global Utilities Fund

Morgan Stanley Government Income Trust

(a) 1 1/2 % of the first $30 million of the average weekly net assets of the Fund during such year and 1 % of such average weekly net assets in excess of $30 million; or
(b) 25% of the Fund's gross income for such year, the Investment Adviser will pay to the Fund the greater of the excess as computed under (a) or (b).
Morgan Stanley Growth Fund

Morgan Stanley Health Sciences Trust

Morgan Stanley High Yield Securities Inc.

Morgan Stanley Income Builder Fund

Morgan Stanley Income Securities Inc.

(a) 1 1/2 % of the first $30 million of the average weekly net assets of the Fund during such year and 1 % of such average weekly net assets in excess of $30 million; or
(b) 25% of the Fund's gross income for such year, the Investment Adviser will pay to the Fund the greater of the excess as computed under (a) or (b).
Morgan Stanley Information Fund

Morgan Stanley International SmallCap Fund

Morgan Stanley Japan Fund

Morgan Stanley Limited Duration Fund

Morgan Stanley Limited Duration U.S. Treasury Trust

Morgan Stanley Limited Term Municipal Trust

Morgan Stanley Liquid Asset Fund Inc.

Morgan Stanley Natural Resource Development Securities Inc.

Morgan Stanley New York Municipal Money Market Trust

Morgan Stanley Pacific Growth Fund Inc.

Morgan Stanley Select Dimensions Investment Series:

American Opportunities Portfolio, Balanced Growth Portfolio, Developing Growth Portfolio, Dividend Growth Portfolio, Flexible Income Portfolio, Global Equity Portfolio, Growth Portfolio, Money Market Portfolio, Utilities Portfolio, or Value-Added Market Portfolio:
2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million
Morgan Stanley Special Growth Fund

Morgan Stanley Special Value Fund

Morgan Stanley Strategist Fund

Morgan Stanley Tax-Exempt Securities Trust

Morgan Stanley Tax-Free Daily Income Trust

Morgan Stanley Total Return Trust

Morgan Stanley U.S. Government Securities Trust

Morgan Stanley Utilities Fund

Morgan Stanley Variable Investment Series:

Dividend Growth Portfolio, Equity Portfolio, High Yield Portfolio, Money Market Portfolio, Quality Income Plus Portfolio, Strategist Portfolio, or Utilities Portfolio:
1.5% of the average daily net assets of such Portfolio up to $30 million and 1.0% of the average daily net assets of such Portfolio in excess of $30 million
European Equity Portfolio or Global Dividend Growth Portfolio:
2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million

NYA 691088.10

NYA 691088.10

Page 33 of Schedule A

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Page 1 of Schedule A

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Page 1 of Annex 1

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Page 1 of Annex 2

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Page 3 of Annex 3

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Page 1 of Annex 3

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